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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): MAY 7, 2002



                           COLE NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                                 1-12814                              34-1453189
(State or Other Jurisdiction                     (Commission                           (IRS Employer
      of Incorporation)                         File Number)                        Identification No.)


         5915 LANDERBROOK DRIVE
         MAYFIELD HEIGHTS, OHIO                                                           44124
         (Address of Principal Executive Offices)                                       (Zip Code)

         Registrant's telephone number, including area code:  (440) 449-4100



                                Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 9.  REGULATION FD DISCLOSURE.

         Cole National Corporation announces domestic comparable store sales growth for the first quarter ended May 4, 2002:


                     Pearle Vision -
                          Company-owned                   10.6 %

                     Cole Licensed Brands -
                          Sears Optical                    2.2 %
                          Target Optical                  29.1 %
                          BJ's Optical                     1.0 %
                          Total                            3.5 %

                     Things Remembered                    (3.0)%

























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               COLE NATIONAL CORPORATION


                               By:   /s/ Tracy L. Burmeister
                                  ---------------------------------------------
                                   Tracy L. Burmeister
                                   Vice President, Accounting & Reporting



Date:  May 7, 2002




















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